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                                                                   Exhibit 10.26

                          Amendment to Employment Agreement
                               Effective March 31, 1997
                    Between Java Centrale, Inc. and Steven Orlando


Java Centrale, Inc. ("Java") and Steven Orlando ("SJO") agree that the salary due to SJO for the position of Chief Financial Officer is deferred for a period of 90 days and due June 30, 1997. Java and SJO agree that the salary due SJO for the period of December 1, 1996 to March 31, 1997 in the amount of $27,291.97 is deferred until June 30, 1997. Java agrees that the credit line dated July 11, 1996, in the amount of $175,000, signed by SJO, Gary Nelson and Baycor Ventures, Inc. is terminated and that by SJO deferring salary of $27,291.97 by SJO that Java fully releases SJO of any obligation under this credit line and there are no further obligations by SJO to loan funds under that credit line dated July 11, 1996.



Agreed to:


/s/
Steven Orlando


/s/
Gary Nelson, President

/s/
Rick Shannon, Chairman of the Board